UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2026
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
Anticipated Closing Date
As previously disclosed, Golden Entertainment, Inc. (the “Company”) entered into a Master Transaction Agreement (as may be amended, supplemented or modified from time to time, the “MTA”) with Argento, LLC, VICI Properties Inc., and VICI ROYAL MERGER SUB LLC on November 6, 2025.
The closing of the transactions contemplated by the MTA (the “Closing”) is conditioned on, among other things, receipt of all waivers, consents, clearances, approvals and authorizations required under applicable Gaming and Liquor Laws, as specified in the MTA (collectively, the “Gaming and Liquor Approvals”). Such Gaming and Liquor Approvals have been filed or obtained, as applicable, and, as result of obtaining all applicable regulatory approvals, the Closing is expected to occur on or about April 30, 2026.
Cash Dividend and Merger Consideration
Consistent with the terms of the MTA, the Company will cause the transfer agent, on behalf of the Company, to distribute a cash dividend, as declared and paid by the Company, in an amount equal to $2.75 per share of common stock on the date of the Closing. Such dividend will be paid immediately following the OpCo Sale (as defined in the MTA), but prior to the Effective Time (as defined in the MTA), to the Company’s shareholders of record as of the Closing Date. The payment of the dividend is subject to, and conditioned upon, the consummation of the OpCo Sale. In addition, pursuant to the terms of the MTA, each share of common stock, par value $0.01 per share, of New HoldCo (as defined in the MTA) issued and outstanding immediately prior to the Effective Time (as defined in the MTA) will be cancelled or converted into the right to receive a number of fully paid and nonassessable PropCo Buyer Shares (as defined in the MTA) equal to 0.902, with cash paid in lieu of fractional shares at the Closing.
Forward-Looking Statements
This report contains “forward-looking statements.” Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. In addition, forward-looking statements in this press release include, without limitation, statements regarding the proposed transactions and the timeline thereof. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transactions within the anticipated time period, or at all, due to any reason, including the failure to satisfy the conditions to the consummation of the proposed transactions; (2) the risk that the MTA may be terminated, including in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed transactions disrupt the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of pending proposed transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of pending proposed transactions on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transactions; (7) the risk that the Company’s stock price may decline significantly if the proposed transactions are not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including proceedings related to the proposed transactions and instituted against the Company and/or its directors, executive officers or other related persons; (9) other factors that could affect the Company’s business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally and (10) other risks to consummation of the proposed transactions, including the risk that the proposed transactions will not be consummated within the expected time or at all.
If the proposed transactions are consummated, the Company’s shareholders will cease to have any equity interests in the Company and will have no right to participate in the Company’s earnings and future growth. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: April 23, 2026	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer